UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Pier 1 Imports, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 18, 2010

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

In connection with a review of its executive compensation practices, Pier 1 Imports, Inc. (the “Company”) has determined that effective June 18, 2010, the Company will not enter into any new, or materially amend its existing, employment agreement with an executive officer to provide for gross-up payments designed to offset the impact of the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, on payments contingent upon a change in control of the Company.

*****

In connection with the Company’s Annual Meeting of Shareholders to be held on June 29, 2010, the Company has filed a proxy statement with the Securities and Exchange Commission, which was provided electronically to shareholders on May 17, 2010.  Shareholders are advised to read this supplemental information in conjunction with the proxy statement. The proxy statement and the Company’s other public filings are available to the public from document retrieval services and the Internet website maintained by the SEC at ww.sec.gov. The Company’s public filings are also available through its website under the “Investors Relations” tab at www.pier1.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	June 18, 2010	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice
President and General Counsel, Secretary